MDC PARTNERS INC.
SUMMARY OF ADJUSTMENTS
US GAAP - US$'000'S
INCREASE (DECREASE)

                                                    YEAR ENDED DECEMBER 31, 2002           YEAR ENDED DECEMBER 31, 2003
                                                ------------------------------------   ------------------------------------
                                                              OPERATING       NET                    OPERATING       NET
                                                  REVENUE      INCOME       INCOME       REVENUE      INCOME       INCOME
                                                ----------   ----------   ----------   ----------   ----------   ----------
REVENUE RECOGNITION                                 (3,898)        (827)        (926)      (1,679)        (755)        (545)
INVESTMENT ACCOUNTING                              (11,085)      (1,641)           0      (12,036)      (3,755)        (433)
ACQUISITION ACCOUNTING                                   0            0            0            0       (1,333)      (1,201)
CUSTOM DIRECT GAIN INCLUDING DERIVATIVE                  0            0            0            0            0      (10,871)
DEFERRED FINANCING COSTS                                 0        2,092            0            0        2,225        3,085
FOREIGN EXCHANGE                                         0            0            0            0            0       (2,023)
STOCK BASED COMPENSATION                                 0            0            0            0         (708)        (708)
LITIGATION ACCRUAL                                       0            0            0            0            0            0
AMORTIZATION OF INTANGIBLES                              0            0            0            0            0            0
                                                ----------   ----------   ----------   ----------   ----------   ----------
    TOTAL ADJUSTMENT                               (14,983)        (376)        (926)     (13,715)      (4,326)     (12,696)
                                                ==========   ==========   ==========   ==========   ==========   ==========

                                                9 MONTHS ENDED SEPTEMBER 30, 2004(1)
                                                ------------------------------------      CUMMULATIVE
                                                              OPERATING       NET        SHAREHOLDERS
                                                  REVENUE      INCOME       INCOME      EQUITY @ 9/30/04
                                                ----------   ----------   ----------   -----------------
REVENUE RECOGNITION                                 (1,227)        (357)        (158)             (2,028)
INVESTMENT ACCOUNTING                               (7,194)        (412)        (139)               (139)
ACQUISITION ACCOUNTING                                   0            0            0                (685)
CUSTOM DIRECT GAIN INCLUDING DERIVATIVE                  0            0       12,429                   0
DEFERRED FINANCING COSTS                                 0            0       (5,026)                  0
FOREIGN EXCHANGE                                         0            0         (368)                  0
STOCK BASED COMPENSATION                                 0         (555)        (555)                  0
LITIGATION ACCRUAL                                       0        2,350        2,350               2,350
AMORTIZATION OF INTANGIBLES                              0         (920)        (920)               (920)
                                                ----------   ----------   ----------   -----------------
    TOTAL ADJUSTMENT                                (8,421)         139        7,613              (1,422)
                                                ==========   ==========   ==========   =================

(1) ADJUSTMENTS FROM NOVEMBER 4, 2004 PRESS RELEASE TO Q3 10Q.

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                             162,382                0          (11,085)               0                0
  Products                                             215,877           (3,898)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                       378,259           (3,898)         (11,085)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 98,488           (3,071)               0                0                0
  Salary and related costs                             107,319                0           (2,301)               0                0
  Office and general expenses                          120,934                0           (6,997)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                         14,243                0             (146)               0                0
  Writedown of fixed and other assets                    3,391                0                0                0                0
  Goodwill charges                                      72,522                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                       416,897           (3,071)          (9,444)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                (38,638)            (827)          (1,641)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                     108,325                0                0                0                0
  Foreign exchange                                       4,380                0                0                0                0
  Interest expense                                     (20,281)               0              259                0                0
  Interest income                                          531                0               (8)               0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        92,955                0              251                0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY IN
 AFFILIATES AND MINORITY INTERESTS                      54,317             (827)          (1,390)               0                0
INCOME TAXES (RECOVERY)                                 15,475               99             (249)               0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 38,842             (926)          (1,141)               0                0
EQUITY IN AFFILIATES                                     1,700                0              442                0                0
MINORITY INTERESTS                                      (6,959)               0              699                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       33,583             (926)               0                0                0
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0                0                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0                0
  Depreciation and amortization                         (2,092)                0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                        (2,092)                0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  2,092                 0                0                0
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0                 0                0                0
  Foreign exchange                                           0                 0                0                0
  Interest expense                                      (2,092)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                        (2,092)                0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY IN
 AFFILIATES AND MINORITY INTERESTS                           0                 0                0                0
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0                 0                0                0
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                            0                 0                0                0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0          151,297
  Products                                                   0          211,979
                                                --------------   --------------
                                                             0          363,276
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           95,417
  Salary and related costs                                   0          105,018
  Office and general expenses                                0          113,937
  Other charge (recovery)                                    0                0
  Depreciation and amortization                              0           12,005
  Writedown of fixed and other assets                        0            3,391
  Goodwill charges                                           0           72,522
                                                --------------   --------------
                                                             0          402,290
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                      0          (39,014)
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0          108,325
  Foreign exchange                                           0            4,380
  Interest expense                                           0          (22,114)
  Interest income                                            0              523
                                                --------------   --------------
                                                             0           91,114
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY IN
 AFFILIATES AND MINORITY INTERESTS                           0           52,100
INCOME TAXES (RECOVERY)                                      0           15,325
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0           36,775
EQUITY IN AFFILIATES                                         0            2,142
MINORITY INTERESTS                                           0           (6,260)
                                                --------------   --------------
NET INCOME (LOSS)                                            0           32,657
                                                ==============   ==============

MDC PARTRNERS INC.
BALANCE SHEET
AS AT DECEMBER 31, 2002

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
                    ASSETS
Current Assets:
  Cash and cash equivalents                             32,250                0           (1,024)               0                0
  Accounts receivable, less allowance
   for doubtful accounts                                53,102                0             (914)               0                0
  Expenditures billable to clients                       7,193                0             (572)               0                0
  Inventories                                            7,005              924                0                0                0
  Prepaid expenses and other current assets              6,063                0              (15)               0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Current Assets                                 105,613              924           (2,525)               0                0
Fixed assets                                            47,591                0           (2,810)               0                0
Investment in Affiliates                                18,144                0            2,604                0                0
Goodwill                                               154,562                0           (2,179)               0                0
Deferred Tax Asset                                      19,778              134                0                0                0
Intangibles                                                  0                0                0                0                0
Other Assets                                             7,841                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Assets                                         353,529            1,058           (4,910)               0                0
                                                ==============   ==============   ==============   ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued liabilities              70,047                0             (390)               0                0
  Advance billings                                      10,810            2,383             (985)               0                0
  Current portion of long-term debt                      2,395                0              (82)               0                0
  Deferred acqusition consideration                     23,966                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Current Liabilities                            107,218            2,383           (1,457)               0                0
Long-Term Debt                                         149,044                0           (3,334)               0                0
Convertible Notes                                       31,694                0                0                0                0
Other Liabilities                                          245                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities                                    288,201            2,383           (4,791)               0                0
                                                --------------   --------------   --------------   --------------   --------------
Minority Interests                                       9,824                0             (119)               0                0
                                                --------------   --------------   --------------   --------------   --------------
Shareholders' Equity
  Common stock                                          91,561                0                0                0                0
  Additional paid in capital                                 0                0                0                0                0
  Retained earnings(deficit)                           (44,744)          (1,325)               0                0                0
  Accumulated other comprehensive
   income(loss)                                          8,687                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Shareholders' Equity                            55,504           (1,325)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities and Shareholders' Equity           353,529            1,058           (4,910)               0                0
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
                    ASSETS
Current Assets:
  Cash and cash equivalents                                  0                 0                0                0
  Accounts receivable, less allowance
   for doubtful accounts                                     0                 0                0                0
  Expenditures billable to clients                           0                 0                0                0
  Inventories                                                0                 0                0                0
  Prepaid expenses and other current assets                  0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Current Assets                                       0                 0                0                0
Fixed assets                                                 0                 0                0                0
Investment in Affiliates                                     0                 0                0                0
Goodwill                                                     0                 0                0                0
Deferred Tax Asset                                           0                 0                0                0
Intangibles                                                  0                 0                0                0
Other Assets                                                 0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Assets                                               0                 0                0                0
                                                ==============    ==============   ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued liabilities                   0                 0                0                0
  Advance billings                                           0                 0                0                0
  Current portion of long-term debt                          0                 0                0                0
  Deferred acqusition consideration                          0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Current Liabilities                                  0                 0                0                0
Long-Term Debt                                               0                 0                0                0
Convertible Notes                                            0                 0                0                0
Other Liabilities                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Liabilities                                          0                 0                0                0
                                                --------------    --------------   --------------   --------------
Minority Interests                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
Shareholders' Equity
  Common stock                                               0                 0                0                0
  Additional paid in capital                                 0                 0                0                0
  Retained earnings(deficit)                                 0                 0                0                0
  Accumulated other comprehensive
   income(loss)                                              0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Shareholders' Equity                                 0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Liabilities and Shareholders' Equity                 0                 0                0                0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
                    ASSETS
Current Assets:
  Cash and cash equivalents                                  0           31,226
  Accounts receivable, less allowance
   for doubtful accounts                                     0           52,188
  Expenditures billable to clients                           0            6,621
  Inventories                                                0            7,929
  Prepaid expenses and other current assets                  0            6,048
                                                --------------   --------------
  Total Current Assets                                       0          104,012
Fixed assets                                                 0           44,781
Investment in Affiliates                                     0           20,748
Goodwill                                                     0          152,383
Deferred Tax Asset                                           0           19,912
Intangibles                                                  0                0
Other Assets                                                 0            7,841
                                                --------------   --------------
  Total Assets                                               0          349,677
                                                ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued liabilities                   0           69,657
  Advance billings                                           0           12,208
  Current portion of long-term debt                          0            2,313
  Deferred acqusition consideration                          0           23,966
                                                --------------   --------------
  Total Current Liabilities                                  0          108,144
Long-Term Debt                                               0          145,710
Convertible Notes                                            0           31,694
Other Liabilities                                            0              245
                                                --------------   --------------
  Total Liabilities                                          0          285,793
                                                --------------   --------------
Minority Interests                                           0            9,705
                                                --------------   --------------
Shareholders' Equity
  Common stock                                               0           91,561
  Additional paid in capital                                 0                0
  Retained earnings(deficit)                                 0          (46,069)
  Accumulated other comprehensive
   income(loss)                                              0            8,687
                                                --------------   --------------
  Total Shareholders' Equity                                 0           54,179
                                                --------------   --------------
  Total Liabilities and Shareholders' Equity                 0          349,677
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                             183,619                0          (12,036)               0                0
  Products                                             115,606           (1,679)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                       299,225           (1,679)         (12,036)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 57,578             (924)               0                0                0
  Salary and related costs                             108,694                0           (2,174)               0                0
  Office and general expenses                          106,369                0           (5,934)               0                0
  Other charge (recovery)                                    0                0                0            1,333                0
  Depreciation and amortization                         11,623                0             (173)               0                0
  Writedown of fixed and other assets                    8,126                0                0                0                0
  Goodwill charges                                      10,012                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                       302,402             (924)          (8,281)           1,333                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                 (3,177)            (755)          (3,755)          (1,333)               0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                      48,589                0             (162)             132           (9,510)
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                     (14,126)               0              291                0                0
  Interest income                                          937                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        35,400                0              129              132           (9,510)
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                   32,223             (755)          (3,626)          (1,201)          (9,510)
INCOME TAXES (RECOVERY)                                  4,643             (210)            (256)               0            1,361
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 27,580             (545)          (3,370)          (1,201)         (10,871)
EQUITY IN AFFILIATES                                     2,616                0            2,313                0                0
MINORITY INTERESTS                                      (5,069)               0              624                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       25,127             (545)            (433)          (1,201)         (10,871)
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED         FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS      EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------   --------------   --------------   --------------
REVENUE
  Services                                                   0                0                0                0
  Products                                                   0                0                0                0
                                                --------------   --------------   --------------   --------------
                                                             0                0                0                0
                                                --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                0                0                0
  Salary and related costs                                   0                0              708                0
  Office and general expenses                                0                0                0                0
  Other charge (recovery)                                    0                0                0                0
  Depreciation and amortization                         (2,225)               0                0                0
  Writedown of fixed and other assets                        0                0                0                0
  Goodwill charges                                           0                0                0                0
                                                --------------   --------------   --------------   --------------
                                                        (2,225)               0              708                0
                                                --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  2,225                0             (708)               0
                                                --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                       3,085                0                0                0
  Foreign exchange                                           0           (2,023)               0                0
  Interest expense                                      (2,225)               0                0                0
  Interest income                                            0                0                0                0
                                                --------------   --------------   --------------   --------------
                                                           860           (2,023)               0                0
                                                --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                    3,085           (2,023)            (708)               0
INCOME TAXES (RECOVERY)                                      0                0                0                0
                                                --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                  3,085           (2,023)            (708)               0
EQUITY IN AFFILIATES                                         0                0                0                0
MINORITY INTERESTS                                           0                0                0                0
                                                --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                        3,085           (2,023)            (708)               0
                                                ==============   ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0          171,583
  Products                                                   0          113,927
                                                --------------   --------------
                                                             0          285,510
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           56,654
  Salary and related costs                                   0          107,228
  Office and general expenses                                0          100,435
  Other charge (recovery)                                    0            1,333
  Depreciation and amortization                              0            9,225
  Writedown of fixed and other assets                        0            8,126
  Goodwill charges                                           0           10,012
                                                --------------   --------------
                                                             0          293,013
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                      0           (7,503)
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0           42,134
  Foreign exchange                                           0           (2,023)
  Interest expense                                           0          (16,060)
  Interest income                                            0              937
                                                --------------   --------------
                                                             0           24,988
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0           17,485
INCOME TAXES (RECOVERY)                                      0            5,538
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0           11,947
EQUITY IN AFFILIATES                                         0            4,929
MINORITY INTERESTS                                           0           (4,445)
                                                --------------   --------------
NET INCOME (LOSS)                                            0           12,431
                                                ==============   ==============

MDC PARTRNERS INC.
BALANCE SHEET
AS AT DECEMBER 31, 2003

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
                  ASSETS
Current Assets:
  Cash and cash equivalents                             66,726                0             (797)               0                0
  Accounts receivable, less allowance for
   doubtful accounts                                    60,115                0           (1,251)               0                0
  Expenditures billable to clients                       7,422                0             (269)               0                0
  Inventories                                            6,795              940                0                0                0
  Prepaid expenses and other current assets              4,924                0              (61)               0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Current Assets                                 145,982              940           (2,378)               0                0
Fixed assets                                            42,025                0           (3,250)               0                0
Investment in Affiliates                                36,084                0            2,951                0           (4,673)
Goodwill                                                87,479                0           (2,653)          (1,627)               0
Deferred Tax Asset                                      12,580              344                0                0           (1,361)
Intangibles                                                  0                0                0                0                0
Other Assets                                             6,030                0              (19)               0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Assets                                         330,180            1,284           (5,349)          (1,627)          (6,034)
                                                ==============   ==============   ==============   ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued liabilities              74,050                0             (376)            (978)               0
  Advance billings                                      13,391            3,154             (814)               0                0
  Current portion of long-term debt                     16,486                0             (108)               0                0
  Deferred acqusition consideration                      1,113                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Current Liabilities                            105,040            3,154           (1,298)            (978)               0
Long-Term Debt                                          95,946                0           (3,950)               0            3,974
Convertible Notes                                       37,794                0                0                0                0
Other Liabilities                                          516                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities                                    239,296            3,154           (5,248)            (978)           3,974
                                                --------------   --------------   --------------   --------------   --------------
Minority Interests                                       2,533                0             (101)               0                0
                                                --------------   --------------   --------------   --------------   --------------
Shareholders' Equity
  Common stock                                         115,996                0                0                0                0
  Additional paid in capital                             3,272                0                0              630                0
  Retained earnings(deficit)                           (25,148)          (1,870)               0           (1,201)         (11,304)
  Accumulated other comprehensive
   income(loss)                                         (5,769)               0                0              (78)           1,296
                                                --------------   --------------   --------------   --------------   --------------
  Total Shareholders' Equity                            88,351           (1,870)               0             (649)         (10,008)
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities and Shareholders' Equity           330,180            1,284           (5,349)          (1,627)          (6,034)
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
                  ASSETS
Current Assets:
  Cash and cash equivalents                                  0                 0                0                0
  Accounts receivable, less allowance for
   doubtful accounts                                         0                 0                0                0
  Expenditures billable to clients                           0                 0                0                0
  Inventories                                                0                 0                0                0
  Prepaid expenses and other current assets                  0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Current Assets                                       0                 0                0                0
Fixed assets                                                 0                 0                0                0
Investment in Affiliates                                     0                 0                0                0
Goodwill                                                     0                 0                0                0
Deferred Tax Asset                                           0                 0                0                0
Intangibles                                                  0                 0                0                0
Other Assets                                             3,085                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Assets                                           3,085                 0                0                0
                                                ==============    ==============   ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued liabilities                   0                 0                0                0
  Advance billings                                           0                 0                0                0
  Current portion of long-term debt                          0                 0                0                0
  Deferred acqusition consideration                          0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Current Liabilities                                  0                 0                0                0
Long-Term Debt                                               0                 0                0                0
Convertible Notes                                            0                 0                0                0
Other Liabilities                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Liabilities                                          0                 0                0                0
                                                --------------    --------------   --------------   --------------
Minority Interests                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
Shareholders' Equity
  Common stock                                               0                 0                0                0
  Additional paid in capital                                 0                 0              708                0
  Retained earnings(deficit)                             3,085            (2,023)            (708)               0
  Accumulated other comprehensive
   income(loss)                                              0             2,023                0                0
                                                --------------    --------------   --------------   --------------
  Total Shareholders' Equity                             3,085                 0                0                0
                                                --------------    --------------   --------------   --------------
  Total Liabilities and Shareholders' Equity             3,085                 0                0                0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
                  ASSETS
Current Assets:
  Cash and cash equivalents                                  0           65,929
  Accounts receivable, less allowance for
   doubtful accounts                                         0           58,864
  Expenditures billable to clients                           0            7,153
  Inventories                                                0            7,735
  Prepaid expenses and other current assets                  0            4,863
                                                --------------   --------------
  Total Current Assets                                       0          144,544
Fixed assets                                                 0           38,775
Investment in Affiliates                                     0           34,362
Goodwill                                                     0           83,199
Deferred Tax Asset                                           0           11,563
Intangibles                                                  0                0
Other Assets                                                 0            9,096
                                                --------------   --------------
  Total Assets                                               0          321,539
                                                ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Accounts payable and accrued liabilities                   0           72,696
  Advance billings                                           0           15,731
  Current portion of long-term debt                          0           16,378
  Deferred acqusition consideration                          0            1,113
                                                --------------   --------------
  Total Current Liabilities                                  0          105,918
Long-Term Debt                                               0           95,970
Convertible Notes                                            0           37,794
Other Liabilities                                            0              516
                                                --------------   --------------
  Total Liabilities                                          0          240,198
                                                --------------   --------------
Minority Interests                                           0            2,432
                                                --------------   --------------
Shareholders' Equity
  Common stock                                               0          115,996
  Additional paid in capital                                 0            4,610
  Retained earnings(deficit)                                 0          (39,169)
  Accumulated other comprehensive
   income(loss)                                              0           (2,528)
                                                --------------   --------------
  Total Shareholders' Equity                                 0           78,909
                                                --------------   --------------
  Total Liabilities and Shareholders' Equity                 0          321,539
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                  REPORTED(1)      RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                             180,859                0           (7,194)               0                0
  Products                                              56,536           (1,227)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                       237,395           (1,227)          (7,194)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 34,864             (870)               0                0                0
  Salary and related costs                             106,418                0           (2,172)               0                0
  Office and general expenses                           86,677                0           (4,366)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          8,120                0             (244)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                       236,079             (870)          (6,782)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  1,316             (357)            (412)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                       6,793                0                0                0           11,068
  Foreign exchange                                         212                0                0                0                0
  Interest expense                                      (5,885)               0              155                0                0
  Interest income                                          607                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                         1,727                0              155                0           11,068
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                    3,043             (357)            (257)               0           11,068
INCOME TAXES (RECOVERY)                                  1,468             (199)              (6)               0           (1,361)
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                  1,575             (158)            (251)               0           12,429
EQUITY IN AFFILIATES                                     3,247                0               92                0                0
MINORITY INTERESTS                                      (5,912)               0               20                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       (1,090)            (158)            (139)               0           12,429
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0              555                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0           (2,350)
  Depreciation and amortization                              0                 0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0              555           (2,350)
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                      0                 0             (555)           2,350
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                      (2,914)                0                0                0
  Foreign exchange                                           0              (368)               0                0
  Interest expense                                      (2,112)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                        (5,026)             (368)               0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                   (5,026)             (368)            (555)           2,350
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 (5,026)             (368)            (555)           2,350
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                       (5,026)             (368)            (555)           2,350
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0          173,665
  Products                                                   0           55,309
                                                --------------   --------------
                                                             0          228,974
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           33,994
  Salary and related costs                                   0          104,801
  Office and general expenses                                0           82,311
  Other charge (recovery)                                    0           (2,350)
  Depreciation and amortization                            920            8,796
  Writedown of fixed and other assets                        0                0
  Goodwill charges                                           0                0
                                                --------------   --------------
                                                           920          227,552
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                   (920)           1,422
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0           14,947
  Foreign exchange                                           0             (156)
  Interest expense                                           0           (7,842)
  Interest income                                            0              607
                                                --------------   --------------
                                                             0            7,556
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                     (920)           8,978
INCOME TAXES (RECOVERY)                                      0              (98)
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                   (920)           9,076
EQUITY IN AFFILIATES                                         0            3,339
MINORITY INTERESTS                                           0           (5,892)
                                                --------------   --------------
NET INCOME (LOSS)                                         (920)           6,523
                                                ==============   ==============

(1) PRESS RELEASE OF NOVEMBER 4, 2004

MDC PARTRNERS INC.
BALANCE SHEET
AS AT SEPTEMBER 30, 2004

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                  REPORTED(1)      RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
                  ASSETS
Current Assets:
  Cash and cash equivalents                             16,579                0             (230)               0                0
  Accounts receivable, less allowance for
   doubtful accounts                                   109,423                0           (2,015)               0                0
  Expenditures billable to clients                      21,938                0             (859)               0                0
  Inventories                                            7,737            1,078                0                0                0
  Prepaid expenses and other current assets              6,732                0              (96)               0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Current Assets                                 162,409            1,078           (3,200)               0                0
Fixed assets                                            54,737                0             (255)               0                0
Investment in Affiliates                                 4,655                0            3,583                0                0
Goodwill                                               189,197                0           (2,226)            (685)               0
Deferred Tax Asset                                      11,363              543              (44)               0                0
Intangibles                                                  0                0                0                0                0
Other Assets                                             9,311                0             (838)               0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Assets                                         431,672            1,621           (2,980)            (685)               0
                                                ==============   ==============   ==============   ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
                                                        13,836                0                0                0                0
  Accounts payable and accrued liabilities             128,871                0           (1,633)               0                0
  Advance billings                                      42,689            3,649           (1,422)               0                0
  Current portion of long-term debt                      2,452                0              (25)               0                0
  Deferred acqusition consideration                        416                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Current Liabilities                            188,264            3,649           (3,080)               0                0
Long-Term Debt                                          54,234                0                0                0                0
Convertible Notes                                            0                0                0                0                0
Other Liabilities                                        4,091                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities                                    246,589            3,649           (3,080)               0                0
                                                --------------   --------------   --------------   --------------   --------------
Minority Interests                                      36,947                0              239                0                0
                                                --------------   --------------   --------------   --------------   --------------
Shareholders' Equity
  Common stock                                         167,015                0                0                0                0
  Additional paid in capital                            14,910                0                0              630                0
  Retained earnings(deficit)                           (29,904)          (2,028)            (139)          (1,201)            (816)
  Accumulated other comprehensive
   income(loss)                                         (3,885)               0                0             (114)             816
                                                --------------   --------------   --------------   --------------   --------------
  Total Shareholders' Equity                           148,136           (2,028)            (139)            (685)               0
                                                --------------   --------------   --------------   --------------   --------------
  Total Liabilities and Shareholders' Equity           431,672            1,621           (2,980)            (685)               0
                                                ==============   ==============   ==============   ==============   ==============

                                                  DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                               --------------    --------------   --------------   --------------
                  ASSETS
Current Assets:
  Cash and cash equivalents                                 0                 0                0                0
  Accounts receivable, less allowance for
   doubtful accounts                                        0                 0                0                0
  Expenditures billable to clients                          0                 0                0                0
  Inventories                                               0                 0                0                0
  Prepaid expenses and other current assets                 0                 0                0                0
                                               --------------    --------------   --------------   --------------
  Total Current Assets                                      0                 0                0                0
Fixed assets                                                0                 0                0                0
Investment in Affiliates                                    0                 0                0                0
Goodwill                                                    0                 0                0                0
Deferred Tax Asset                                          0                 0                0                0
Intangibles                                                 0                 0                0                0
Other Assets                                                0                 0                0                0
                                               --------------    --------------   --------------   --------------
  Total Assets                                              0                 0                0                0
                                               ==============    ==============   ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
                                                            0                 0                0                0
  Accounts payable and accrued liabilities                  0                 0                0           (2,350)
  Advance billings                                          0                 0                0                0
  Current portion of long-term debt                         0                 0                0                0
  Deferred acqusition consideration                         0                 0                0                0
                                               --------------    --------------   --------------   --------------
  Total Current Liabilities                                 0                 0                0           (2,350)
Long-Term Debt                                              0                 0                0                0
Convertible Notes                                           0                 0                0                0
Other Liabilities                                           0                 0                0                0
                                               --------------    --------------   --------------   --------------
  Total Liabilities                                         0                 0                0           (2,350)
                                               --------------    --------------   --------------   --------------
Minority Interests                                          0                 0                0                0
                                               --------------    --------------   --------------   --------------
Shareholders' Equity
  Common stock                                              0                 0                0                0
  Additional paid in capital                                0                 0            1,263                0
  Retained earnings(deficit)                                0            (2,391)          (1,263)           2,350
  Accumulated other comprehensive
   income(loss)                                             0             2,391                0                0
                                               --------------    --------------   --------------   --------------
  Total Shareholders' Equity                                0                 0                0            2,350
                                               --------------    --------------   --------------   --------------
  Total Liabilities and Shareholders' Equity                0                 0                0                0
                                               ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
                  ASSETS
Current Assets:
  Cash and cash equivalents                                  0           16,349
  Accounts receivable, less allowance for
   doubtful accounts                                         0          107,408
  Expenditures billable to clients                           0           21,079
  Inventories                                                0            8,815
  Prepaid expenses and other current assets                  0            6,636
                                                --------------   --------------
  Total Current Assets                                       0          160,287
Fixed assets                                                 0           54,482
Investment in Affiliates                                     0            8,238
Goodwill                                                (4,100)         182,186
Deferred Tax Asset                                           0           11,862
Intangibles                                                  0                0
Other Assets                                             3,180           11,653
                                                --------------   --------------
  Total Assets                                            (920)         428,708
                                                ==============   ==============
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
                                                             0           13,836
  Accounts payable and accrued liabilities                   0          124,888
  Advance billings                                           0           44,916
  Current portion of long-term debt                          0            2,427
  Deferred acqusition consideration                          0              416
                                                --------------   --------------
  Total Current Liabilities                                  0          186,483
Long-Term Debt                                               0           54,234
Convertible Notes                                            0                0
Other Liabilities                                            0            4,091
                                                --------------   --------------
  Total Liabilities                                          0          244,808
                                                --------------   --------------
Minority Interests                                           0           37,186
                                                --------------   --------------
Shareholders' Equity
  Common stock                                               0          167,015
  Additional paid in capital                                 0           16,803
  Retained earnings(deficit)                              (920)         (36,312)
  Accumulated other comprehensive
   income(loss)                                              0             (792)
                                                --------------   --------------
  Total Shareholders' Equity                              (920)         146,714
                                                --------------   --------------
  Total Liabilities and Shareholders' Equity              (920)         428,708
                                                ==============   ==============

(1) PRESS RELEASE OF NOVEMBER 4, 2004

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2003

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              39,689                0           (1,907)               0                0
  Products                                              43,525             (211)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        83,214             (211)          (1,907)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 18,729             (222)               0                0                0
  Salary and related costs                              27,139                0             (542)               0                0
  Office and general expenses                           28,362                0           (1,082)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          3,365                0              (36)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        77,595             (222)          (1,660)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  5,619               11             (247)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0                0                0                0                0
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                      (4,326)               0               68                0                0
  Interest income                                           93                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        (4,233)               0               68                0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                    1,386               11             (179)               0                0
INCOME TAXES (RECOVERY)                                    (21)              31              (36)               0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                  1,407              (20)            (143)               0                0
EQUITY IN AFFILIATES                                       498                0               64                0                0
MINORITY INTERESTS                                      (1,018)               0               79                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                          887              (20)               0                0                0
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0                0                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0                0
  Depreciation and amortization                           (619)                0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                          (619)                0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                    619                 0                0                0
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0                 0                0                0
  Foreign exchange                                           0              (655)               0                0
  Interest expense                                        (619)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                          (619)             (655)               0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0              (655)               0                0
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0              (655)               0                0
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                            0              (655)               0                0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0           37,782
  Products                                                   0           43,314
                                                --------------   --------------
                                                             0           81,096
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           18,507
  Salary and related costs                                   0           26,597
  Office and general expenses                                0           27,280
  Other charge (recovery)                                    0                0
  Depreciation and amortization                              0            2,710
  Writedown of fixed and other assets                        0                0
  Goodwill charges                                           0                0
                                                --------------   --------------
                                                             0           75,094
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                      0            6,002
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0                0
  Foreign exchange                                           0             (655)
  Interest expense                                           0           (4,877)
  Interest income                                            0               93
                                                --------------   --------------
                                                             0           (5,439)
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0              563
INCOME TAXES (RECOVERY)                                      0              (26)
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0              589
EQUITY IN AFFILIATES                                         0              562
MINORITY INTERESTS                                           0             (939)
                                                --------------   --------------
NET INCOME (LOSS)                                            0              212
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED JUNE 30, 2003

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              45,849                0           (3,105)               0                0
  Products                                              33,750             (666)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        79,599             (666)          (3,105)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 15,620             (688)               0                0                0
  Salary and related costs                              27,666                0             (578)               0                0
  Office and general expenses                           30,165                0           (1,523)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          3,310                0              (42)               0                0
  Writedown of fixed and other assets                    8,126                0                0                0                0
  Goodwill charges                                      10,012                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        94,899             (688)          (2,143)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                (15,300)              22             (962)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                      48,594                0             (183)               0           (3,786)
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                      (4,936)               0               76                0                0
  Interest income                                           78                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        43,736                0             (107)               0           (3,786)
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                   28,436               22           (1,069)               0           (3,786)
INCOME TAXES (RECOVERY)                                  6,012               12              (88)               0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 22,424               10             (981)               0           (3,786)
EQUITY IN AFFILIATES                                       724                0              505                0                0
MINORITY INTERESTS                                        (361)               0              184                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       22,787               10             (292)               0           (3,786)
                                                ==============   ==============   ==============   ==============   ==============

                                                  DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                               --------------    --------------   --------------   --------------
REVENUE
  Services                                                  0                 0                0                0
  Products                                                  0                 0                0                0
                                               --------------    --------------   --------------   --------------
                                                            0                 0                0                0
                                               --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                     0                 0                0                0
  Salary and related costs                                  0                 0              206                0
  Office and general expenses                               0                 0                0                0
  Other charge (recovery)                                   0                 0                0                0
  Depreciation and amortization                          (601)                0                0                0
  Writedown of fixed and other assets                       0                 0                0                0
  Goodwill charges                                          0                 0                0                0
                                               --------------    --------------   --------------   --------------
                                                         (601)                0              206                0
                                               --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                   601                 0             (206)               0
                                               --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                          0                 0                0                0
  Foreign exchange                                          0              (876)               0                0
  Interest expense                                       (601)                0                0                0
  Interest income                                           0                 0                0                0
                                               --------------    --------------   --------------   --------------
                                                         (601)             (876)               0                0
                                               --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                       0              (876)            (206)               0
INCOME TAXES (RECOVERY)                                     0                 0                0                0
                                               --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                     0              (876)            (206)               0
EQUITY IN AFFILIATES                                        0                 0                0                0
MINORITY INTERESTS                                          0                 0                0                0
                                               --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                           0              (876)            (206)               0
                                               ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0           42,744
  Products                                                   0           33,084
                                                --------------   --------------
                                                             0           75,828
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           14,932
  Salary and related costs                                   0           27,294
  Office and general expenses                                0           28,642
  Other charge (recovery)                                    0                0
  Depreciation and amortization                              0            2,667
  Writedown of fixed and other assets                        0            8,126
  Goodwill charges                                           0           10,012
                                                --------------   --------------
                                                             0           91,673
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                      0          (15,845)
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0           44,625
  Foreign exchange                                           0             (876)
  Interest expense                                           0           (5,461)
  Interest income                                            0               78
                                                --------------   --------------
                                                             0           38,366
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0           22,521
INCOME TAXES (RECOVERY)                                      0            5,936
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0           16,585
EQUITY IN AFFILIATES                                         0            1,229
MINORITY INTERESTS                                           0             (177)
                                                --------------   --------------
NET INCOME (LOSS)                                            0           17,637
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED SEPTEMBER 30, 2003

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              45,987                0           (3,115)               0                0
  Products                                              18,898              316                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        64,885              316           (3,115)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 12,073              436                0                0                0
  Salary and related costs                              25,698                0             (510)           1,333                0
  Office and general expenses                           21,662                0           (1,342)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          2,465                0              (41)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        61,898              436           (1,893)           1,333                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  2,987             (120)          (1,222)          (1,333)               0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                       1,842                0               21              132              866
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                      (2,321)               0               76                0                0
  Interest income                                          495                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                            16                0               97              132              866
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                    3,003             (120)          (1,125)          (1,201)             866
INCOME TAXES (RECOVERY)                                 (1,221)             (27)             (57)               0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                  4,224              (93)          (1,068)          (1,201)             866
EQUITY IN AFFILIATES                                       530                0              853                0                0
MINORITY INTERESTS                                      (1,596)               0               94                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                        3,158              (93)            (121)          (1,201)             866
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0              349                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0                0
  Depreciation and amortization                           (473)                0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                          (473)                0              349                0
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                    473                 0             (349)               0
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0                 0                0                0
  Foreign exchange                                           0                20                0                0
  Interest expense                                        (473)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                          (473)               20                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0                20             (349)               0
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0                20             (349)               0
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                            0                20             (349)               0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0           42,872
  Products                                                   0           19,214
                                                --------------   --------------
                                                             0           62,086
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           12,509
  Salary and related costs                                   0           26,870
  Office and general expenses                                0           20,320
  Other charge (recovery)                                    0                0
  Depreciation and amortization                              0            1,951
  Writedown of fixed and other assets                        0                0
  Goodwill charges                                           0                0
                                                --------------   --------------
                                                             0           61,650
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                      0              436
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0            2,861
  Foreign exchange                                           0               20
  Interest expense                                           0           (2,718)
  Interest income                                            0              495
                                                --------------   --------------
                                                             0              658
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0            1,094
INCOME TAXES (RECOVERY)                                      0           (1,305)
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0            2,399
EQUITY IN AFFILIATES                                         0            1,383
MINORITY INTERESTS                                           0           (1,502)
                                                --------------   --------------
NET INCOME (LOSS)                                            0            2,280
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED DECEMBER 31, 2003

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              52,094                0           (3,909)               0                0
  Products                                              19,433           (1,118)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        71,527           (1,118)          (3,909)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 11,156             (450)               0                0                0
  Salary and related costs                              28,191                0             (544)               0                0
  Office and general expenses                           26,180                0           (1,987)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          2,483                0              (54)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        68,010             (450)          (2,585)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  3,517             (668)          (1,324)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                      (1,847)               0                0                0           (6,590)
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                      (2,543)               0               71                0                0
  Interest income                                          271                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        (4,119)               0               71                0           (6,590)
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                     (602)            (668)          (1,253)               0           (6,590)
INCOME TAXES (RECOVERY)                                   (127)            (226)             (75)               0            1,361
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                   (475)            (442)          (1,178)               0           (7,951)
EQUITY IN AFFILIATES                                       864                0              891                0                0
MINORITY INTERESTS                                      (2,094)               0              267                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       (1,705)            (442)             (20)               0           (7,951)
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0              153                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0                0
  Depreciation and amortization                           (532)                0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                          (532)                0              153                0
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                    532                 0             (153)               0
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                       3,085                 0                0                0
  Foreign exchange                                           0              (512)               0                0
  Interest expense                                        (532)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                         2,553              (512)               0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                    3,085              (512)            (153)               0
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                  3,085              (512)            (153)               0
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                        3,085              (512)            (153)               0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0           48,185
  Products                                                   0           18,315
                                                --------------   --------------
                                                             0           66,500
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           10,706
  Salary and related costs                                   0           27,800
  Office and general expenses                                0           24,193
  Other charge (recovery)                                    0                0
  Depreciation and amortization                              0            1,897
  Writedown of fixed and other assets                        0                0
  Goodwill charges                                           0                0
                                                --------------   --------------
                                                             0           64,596
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                      0            1,904
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0           (5,352)
  Foreign exchange                                           0             (512)
  Interest expense                                           0           (3,004)
  Interest income                                            0              271
                                                --------------   --------------
                                                             0           (8,597)
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                        0           (6,693)
INCOME TAXES (RECOVERY)                                      0              933
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                      0           (7,626)
EQUITY IN AFFILIATES                                         0            1,755
MINORITY INTERESTS                                           0           (1,827)
                                                --------------   --------------
NET INCOME (LOSS)                                            0           (7,698)
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2004

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              56,266                0           (4,308)               0                0
  Products                                              18,847             (810)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        75,113             (810)          (4,308)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 11,567             (392)               0                0                0
  Salary and related costs                              36,768                0             (634)               0                0
  Office and general expenses                           29,115                0           (3,401)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          2,343                0              (38)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        79,793             (392)          (4,073)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                 (4,680)            (418)            (235)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                       7,165                0                0                0           11,068
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                      (2,313)               0               75                0                0
  Interest income                                          420                0                1                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                         5,272                0               76                0           11,068
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                      592             (418)            (159)               0           11,068
INCOME TAXES (RECOVERY)                                  1,753             (137)             (58)               0           (1,361)
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 (1,161)            (281)            (101)               0           12,429
EQUITY IN AFFILIATES                                     1,446                0               95                0                0
MINORITY INTERESTS                                      (1,303)               0                6                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       (1,018)            (281)               0                0           12,429
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0              137                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0                0
  Depreciation and amortization                              0                 0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0              137                0
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                      0                 0             (137)               0
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                      (1,922)                0                0                0
  Foreign exchange                                           0               170                0                0
  Interest expense                                        (536)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                        (2,458)              170                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                   (2,458)              170             (137)               0
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 (2,458)              170             (137)               0
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                       (2,458)              170             (137)               0
                                                ==============    ==============   ==============   ==============

                                                  AMORTIZATION
                                                 OF INTANGIBLES      RESTATED
                                                ---------------   --------------
REVENUE
  Services                                                    0           51,958
  Products                                                    0           18,037
                                                ---------------   --------------
                                                              0           69,995
                                                ---------------   --------------
OPERATING EXPENSES
  Cost of products sold                                       0           11,175
  Salary and related costs                                    0           36,271
  Office and general expenses                                 0           25,714
  Other charge (recovery)                                     0                0
  Depreciation and amortization                             240            2,545
  Writedown of fixed and other assets                         0                0
  Goodwill charges                                            0                0
                                                ---------------   --------------
                                                            240           75,705
                                                ---------------   --------------
OPERATING PROFIT (LOSS)                                    (240)          (5,710)
                                                ---------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                            0           16,311
  Foreign exchange                                            0              170
  Interest expense                                            0           (2,774)
  Interest income                                             0              421
                                                ---------------   --------------
                                                              0           14,128
                                                ---------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                      (240)           8,418
INCOME TAXES (RECOVERY)                                       0              197
                                                ---------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                    (240)           8,221
EQUITY IN AFFILIATES                                          0            1,541
MINORITY INTERESTS                                            0           (1,297)
                                                ---------------   --------------
NET INCOME (LOSS)                                          (240)           8,465
                                                ===============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED JUNE 30, 2004

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              58,828                0             (501)               0                0
  Products                                              17,159               74                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        75,987               74             (501)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 10,730             (344)               0                0                0
  Salary and related costs                              31,424                0             (394)               0                0
  Office and general expenses                           26,726                0              928                0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          2,726                0              (38)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        71,606             (344)             496                0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  4,381              418             (997)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                         (73)               0                0                0                0
  Foreign exchange                                           0                0                0                0                0
  Interest expense                                      (1,784)               0               74                0                0
  Interest income                                           51                0               (1)               0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        (1,806)               0               73                0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                    2,575              418             (924)               0                0
INCOME TAXES (RECOVERY)                                   (386)              48             (251)               0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                  2,961              370             (673)               0                0
EQUITY IN AFFILIATES                                       939                0              404                0                0
MINORITY INTERESTS                                      (2,505)               0              162                0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                        1,395              370             (107)               0                0
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0               69                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0                0
  Depreciation and amortization                              0                 0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0               69                0
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                      0                 0              (69)               0
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0                 0                0                0
  Foreign exchange                                           0               288                0                0
  Interest expense                                        (605)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                          (605)              288                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                     (605)              288              (69)               0
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                   (605)              288              (69)               0
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                         (605)              288              (69)               0
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0           58,327
  Products                                                   0           17,233
                                                --------------   --------------
                                                             0           75,560
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           10,386
  Salary and related costs                                   0           31,099
  Office and general expenses                                0           27,654
  Other charge (recovery)                                    0                0
  Depreciation and amortization                            340            3,028
  Writedown of fixed and other assets                        0                0
  Goodwill charges                                           0                0
                                                --------------   --------------
                                                           340           72,167
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                   (340)           3,393
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0              (73)
  Foreign exchange                                           0              288
  Interest expense                                           0           (2,315)
  Interest income                                            0               50
                                                --------------   --------------
                                                             0           (2,050)
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                     (340)           1,343
INCOME TAXES (RECOVERY)                                      0             (589)
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                   (340)           1,932
EQUITY IN AFFILIATES                                         0            1,343
MINORITY INTERESTS                                           0           (2,343)
                                                --------------   --------------
NET INCOME (LOSS)                                         (340)             932
                                                ==============   ==============

MDC PATRNERS INC.
STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED SEPTEMBER 30, 2004

                                                  ORIGINALLY         REVENUE        INVESTMENT       ACQUISITION
                                                   REPORTED        RECOGNITION      ACCOUNTING       ACCOUNTING      DISPOSITIONS
                                                --------------   --------------   --------------   --------------   --------------
REVENUE
  Services                                              65,765                0           (2,385)               0                0
  Products                                              20,530             (491)               0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        86,295             (491)          (2,385)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                 12,567             (134)               0                0                0
  Salary and related costs                              37,904                0             (822)               0                0
  Office and general expenses                           30,426                0           (1,483)               0                0
  Other charge (recovery)                                    0                0                0                0                0
  Depreciation and amortization                          3,051                0             (168)               0                0
  Writedown of fixed and other assets                        0                0                0                0                0
  Goodwill charges                                           0                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        83,948             (134)          (2,473)               0                0
                                                --------------   --------------   --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                  2,347             (357)              88                0                0
                                                --------------   --------------   --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                        (299)               0                0                0                0
  Foreign exchange                                         212                0                0                0                0
  Interest expense                                      (1,788)               0                6                0                0
  Interest income                                          136                0                0                0                0
                                                --------------   --------------   --------------   --------------   --------------
                                                        (1,739)               0                6                0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                      608             (357)              94                0                0
INCOME TAXES (RECOVERY)                                    329             (110)              75                0                0
                                                --------------   --------------   --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                    279             (247)              19                0                0
EQUITY IN AFFILIATES                                       504                0              (49)               0                0
MINORITY INTERESTS                                      (2,250)               0               (2)               0                0
                                                --------------   --------------   --------------   --------------   --------------
NET INCOME (LOSS)                                       (1,467)            (247)             (32)               0                0
                                                ==============   ==============   ==============   ==============   ==============

                                                   DEFERRED          FOREIGN        STOCK BASED       LITIGATION
                                                 FINANCE COSTS       EXCHANGE       COMPENSATION       ACCRUAL
                                                --------------    --------------   --------------   --------------
REVENUE
  Services                                                   0                 0                0                0
  Products                                                   0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0                0                0
                                                --------------    --------------   --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0                 0                0                0
  Salary and related costs                                   0                 0              349                0
  Office and general expenses                                0                 0                0                0
  Other charge (recovery)                                    0                 0                0           (2,350)
  Depreciation and amortization                              0                 0                0                0
  Writedown of fixed and other assets                        0                 0                0                0
  Goodwill charges                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                             0                 0              349           (2,350)
                                                --------------    --------------   --------------   --------------
OPERATING PROFIT (LOSS)                                      0                 0             (349)           2,350
                                                --------------    --------------   --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                        (992)                0                0                0
  Foreign exchange                                           0              (826)               0                0
  Interest expense                                        (971)                0                0                0
  Interest income                                            0                 0                0                0
                                                --------------    --------------   --------------   --------------
                                                        (1,963)             (826)               0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                   (1,963)             (826)            (349)           2,350
INCOME TAXES (RECOVERY)                                      0                 0                0                0
                                                --------------    --------------   --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                 (1,963)             (826)            (349)           2,350
EQUITY IN AFFILIATES                                         0                 0                0                0
MINORITY INTERESTS                                           0                 0                0                0
                                                --------------    --------------   --------------   --------------
NET INCOME (LOSS)                                       (1,963)             (826)            (349)           2,350
                                                ==============    ==============   ==============   ==============

                                                 AMORTIZATION
                                                OF INTANGIBLES      RESTATED
                                                --------------   --------------
REVENUE
  Services                                                   0           63,380
  Products                                                   0           20,039
                                                --------------   --------------
                                                             0           83,419
                                                --------------   --------------
OPERATING EXPENSES
  Cost of products sold                                      0           12,433
  Salary and related costs                                   0           37,431
  Office and general expenses                                0           28,943
  Other charge (recovery)                                    0           (2,350)
  Depreciation and amortization                            340            3,223
  Writedown of fixed and other assets                        0                0
  Goodwill charges                                           0                0
                                                --------------   --------------
                                                           340           79,680
                                                --------------   --------------
OPERATING PROFIT (LOSS)                                   (340)           3,739
                                                --------------   --------------
OTHER INCOME (EXPENSES)
  Gain on sale of assets and other                           0           (1,291)
  Foreign exchange                                           0             (614)
  Interest expense                                           0           (2,753)
  Interest income                                            0              136
                                                --------------   --------------
                                                             0           (4,522)
                                                --------------   --------------
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY
 IN AFFILIATES AND MINORITY INTERESTS                     (340)            (783)
INCOME TAXES (RECOVERY)                                      0              294
                                                --------------   --------------
INCOME (LOSS) BEFORE EQUITY IN AFFILIATES
 AND MINORITY INTERESTS                                   (340)          (1,077)
EQUITY IN AFFILIATES                                         0              455
MINORITY INTERESTS                                           0           (2,252)
                                                --------------   --------------
NET INCOME (LOSS)                                         (340)          (2,874)
                                                ==============   ==============